ASSIGNMENT OF LEASES AND RENTS



                                                                Loan No. 192486



     ASSIGNMENT AGREEMENT made this 18 day of MARCH , 1998, between TELEBYTE TECHNOLOGY, INC., a domestic corporation, conducting business at 270 Pulaski Road, Greenlawn, New York 11740, hereinafter referred to as the mortgagor, and HOME FEDERAL SAVINGS BANK, as successor in interest to The Union Savings Bank, having a principal office at 62 South Ocean Avenue, Patchogue, New York 11772, hereinafter referred to as mortgagee.

     WHEREAS, the mortgagor is the owner of certain premises in the State of New York, more particularly described in Schedule "All which is attached hereto and made a part thereof, hereinafter referred to as the mortgaged premises; and

     WHEREAS, the premises described in Schedule "All are the same premises described in a certain Modification Agreement made by the mortgagor to the mortgagee dated the . 18TH - day of MARCH ' 1998, and to be recorded in the office of the Clerk of the County of Suffolk; and

     WHEREAS, it is a condition to the granting of this Modification Agreement that all leases now or hereinafter in force or effect con cerning any part of the mortgaged premises as described in Schedule "All be assigned and transferred to the mortgagee as additional security for the said loan, together with all the rents which may become due and payable under the leases or any extension or renewal thereof.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1. The mortgagor does grant, bargain, sell, assign, transfer and set over unto the mortgagee, its successors and assigns, all the rights and privileges of the mortgagor under all leases including the rents to accrue therefrom together with any and all rents which may become due and payable under or by virtue of any other lease, written or oral, or under or by virtue of any agreement for the use or occupancy of any part of said mortgaged premises.





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2. Until such time as the  mortgagor may default in the payment of principal and interest or other indebtedness secured by the note and mortgage herein referred to or in performance of any other obligations hereunder, the mortgagor may collect all rents arising under the aforementioned leases from the mortgaged premises when the same are due payable and retain the same. In the event the mortgagor defaults herein, the mortgagee may at its option, without notice or regard to the adequacy of the security, by its agents, take possession of the above described mortgaged premises and hold, lease and manage the same on such terms and for such a period of time as the mortgagee deems proper and, with or without taking possession of the premises, make demand and sue for all rents of the premises, with power to make from time to time, such alterations, repairs and renovations that may seem proper to the mortgagee, and apply such rents to the payment of all expenses of operating, managing and maintaining the mortgaged premises, and the principal and interest and other indebtedness secured by the note and mortgage, together with the costs and attorney's fees, in such priority as the mortgagee in its sole discretion may determine. not be obligated to perform or discharge any obligation or duty under the lease or under this assignment, and mortgagor agrees to indemnify the mortgagee for any liability, loss or damage which may be incurred under the lease or by reason of this assignment in the event the mortgagee incurs any such liability above referred to or in defense of any such claims or demands, the amount thereof, including costs and reasonable attorney's fees shall be secured by this assignment and the mortgagor shall reimburse the mortgagee immediately therefor upon the demand of the mortgagee. Further, this assignment shall not make the mortgagee responsible for any waste committed on the property by the tenants or any other parties, or for any dangerous or defective condition of this premises, or for the negligence in the management, repair and control of the premises.

4. Upon payment in full of principal, interest and other indebtedness secured by this assignment or other instruments referred to herein, this assignment shall cease, but the affidavit of statement of the mortgagee or any agent, officer, or attorney of the mortgagee showing any part of principal, interest or other indebtedness remaining unpaid shall constitute conclusive evidence of the effectiveness and force of this assignment and any person is authorized to rely thereon.

5. The mortgagor hereby agrees to notify all the lessees of the mortgaged premises of this assignment and covenants and agrees that up to the date of this assignment the mortgagor has




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faithfully  performed  and fulfilled all covenants of said leases and during the term of the leases, and so long as the mortgage herein referred to shall be in effect the mortgagor will continue to faithfully perform and fulfill all covenants under any lease to be performed as lessor, and the mortgagor will not by failure or fault at any time during the term of this lease give any lessee cause to terminate their lease. The mortgagor further covenants and agrees that all lessees have, up to the date of this agreement, fully paid all the rentals and other payments due as required under the leases, the mortgagor has not assigned any interest thereunder and has in all other respects faithfully performed the covenants thereof, and is not in default under any of the respective leases.

6. The mortgagor further agrees that if any breach of covenant or other default in the terms of any lease occurs, whether caused or claimed to be caused by it or the mortgagor or by the lessee, the mortgagor will promptly notify the mortgagee thereof in writing, and will give the mortgagee reasonable opportunity to investigate, and if possible to correct the default or other breach and otherwise to protect its rights under this assignment.

7. Nothing contained in this assignment nor in any act done or omitted by the mortgagee pursuant to the terms of the assignment shall be deemed a waiver by the mortgagee of any of the rights or remedies under the note and mortgage hereinbefore mentioned, and this assignment is executed without prejudice to any rights or remedies possessed by the mortgagee under the terms of any other instruments referred to herein. The right of the mortgagee to collect the secured principal, interest and other indebtedness, and to enforce any other security, may be exercised by the mortgagee prior or subsequent to any action taken under this assignment.

It is further understood that no security deposited by any lessee with the mortgagor under the terms of any lease hereby assigned has been transferred to the mortgagee who assumes no Schedule "All herein whether said lease has been made prior hereto or is entered into in the future.

10. The mortgagor hereby appoints the mortgagee, its attorney in fact to demand, receive and enforce payment and to give receipts, releases and satisfactions and to sue for all sums payable




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either in the name of the  mortgagor or in the name of the  mortgagee,  with the same force and effect as if the mortgagor had done if this agreement had not been made.

11. This assignment together with all the agreements, covenants and warranties contained herein shall inure to the benefit of the mortgagee and subsequent holder of the note and mortgage and shall be binding upon the mortgagor and any subsequent owner of the premises.

     IN WITNESS WHEREOF, the parties hereto execute this agreement the day and year first above written.

HOME FEDERAL BANK                               TELEBYTE TECHNOLOGY, INC.

By /s/Tom B. Ford                               By: /s/ Michael Breneisen
                                                          Michael Breneisen
Title: Vice President                           Title:    Vice President

     STATE OF NEW YORK, COUNTY OF SUFFOLK SS.:

     On the 18TH day of MARCH 1998, before me personally came Michael Breneisen , to me known, who being by me duly sworn, did depose and say that he resides at

That he is Vice President of TELTBYTE TECHNOLOGY, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said Corporation.





                                                                  Notary Public



   STATE OF NEW YORK, COUNTY OF SUFFOLK   : SS.:



On the 16 day of MARCH 1998, before me personally came Mark E. Sheridan, to me known, who being by me duly sworn, did depose and say that he resides at 10 Wellington Road, Garden City, New York ; that he is the Vice President of HOME FEDERAL SAVINGS BANK, the corporation




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described in and which  executed the foregoing  instru- ment; and that he signed his name thereto by order of the Board of Directors of said corporation







Notary Public






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